Exhibit 23.3 Consent of Coopers & Lybrand L.L.P.



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                                                              Exhibit 23.3








                       CONSENT OF INDEPENDENT ACCOUNTANTS





We consent to the inclusion in this registration statement on Form S-4 of Webster Financial Corporation of our report dated July 21, 1994 on our audit of the consolidated financial statements of Shelton Bancorp, Inc. We also consent to the reference to our firm under the caption "Experts."




                                                    Coopers & Lybrand L.L.P.





Hartford, Connecticut
July 27, 1995

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